                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Schedule of Portfolio Investments
                                     PAGE 8

                      Statement of Assets and Liabilities
                                     PAGE 9

                            Statement of Operations
                                    PAGE 10

                      Statements of Changes in Net Assets
                                    PAGE 11

                         Notes to Financial Statements
                                    PAGE 12

                              Financial Highlights
                                    PAGE 18

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                                       -1-

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Value os a $10,000 Investment

                                                 ALPINE U.S. REAL ESTATE      WILSHIRE REAL ESTATE      LIPPER REAL ESTATE FUNDS
                                                     CLASS Y SHARES          SECURITIES TR INDEX                 AVERAGE
                                                 -----------------------     -----------------------    ------------------------
9/3/93                                                     10000                       10000                       10000
9/30/93                                                    10350                       10455                     10433.8
3/31/94                                                  10900.7                     9923.78                     10047.9
9/30/94                                                    10117                     9889.93                     9836.19
3/31/95                                                   9674.1                     9902.23                      9537.8
9/30/95                                                  11900.2                     10823.1                     10552.5
3/31/96                                                  13084.7                     11684.9                     11150.8
9/30/96                                                  13515.1                     12961.9                     12151.6
3/31/97                                                  16228.8                     15626.9                     14224.5
9/30/97                                                    24151                     18410.3                     16469.1
3/31/98                                                  25875.9                     18244.5                     16879.3
9/30/98                                                    18189                     15325.9                     14299.2
3/31/99                                                  17445.8                     14653.6                     13733.1
9/30/99                                                  16297.5                     14662.2                     14079.2
3/31/00                                                  16032.5                     15108.5                     14307.6
9/30/00                                                  19933.9                     18366.3                       16989
3/31/01                                                  20964.5                     19016.8                     17421.8

Past performance is not predictive of future results. Investment return and principal value of the Alpine U.S. Real Estate Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory fees. Without the waiver of fees, total return would have been lower.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities.

The Lipper Real Estate Fund Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

The Wilshire Index and Lipper Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Alpine U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                          COMPARATIVE TOTAL RETURNS AS OF 3/31/01
                                                                                   SINCE
                                    6 MONTHS (a)   1 YEAR    3 YEAR   5 YEAR   INCEPTION+
-------------------------------------------------------------------------------------------
Alpine Class Y                          5.17%      30.76%   (6.78%)    9.89%      10.26%
Alpine Class B (5.00%)*               (0.35%)      24.46%   (8.64%)    8.50%       9.37%
-------------------------------------------------------------------------------------------
Wilshire Real Estate Securities         3.53%      25.83%     1.38%   10.23%       8.86%
  Index
Lipper Real Estate Fund Average         1.63%      21.55%   (0.47%)    9.15%       7.32%

     * REPRESENTS CONTINGENT DEFERRED SALES CHARGE.

 + Performance of Class B shares from the period prior to their inceptions on 3/7/95, represents performance for Class Y shares, which commenced operations on 9/3/93. Class B shares is subject to a distribution and service fees, which had they been included in the prior period, performance would have been lower.

(a) Not annualized.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present the fiscal 2001 Semi-Annual report to shareholders of the Alpine US Real Estate Equity Fund covering the six month period ending March 31, 2001.

PERFORMANCE OVERVIEW

     While the financial markets have begun this new millennium with a volatile mixture of uncertainty over stock valuations and fear of recession, we have been heartened by the solid performance of the real estate market, real estate securities, and especially, your Fund. With a closing Net Asset Value per share on March 31(st) of $14.24, the Alpine US Real Estate Equity Fund produced total returns of 5.17% and 30.76% over the prior six and twelve months. This compares with 3.53% and 25.83% for our benchmark Wilshire Real Estate Securities Index(1) and with 1.63% and 21.55% for the Lipper Real Estate Fund Average(2). These returns are in stark contrast with the S&P 500(3) which lost -18.75% and -21.68% for the six and twelve months, respectively.

     The past twelve months have been very positive for this Fund's opportunistic value oriented investment style. The present stock market environment follows two difficult years which did not favor a value style nor reward opportunistic investments. As a result, the Fund's annualized total return lagged from mid-1998 into early 2000 and thus was constrained over the past five years. Sector leading performance in 1995 and 1997, however, has sustained strong relative performance since the Fund's inception in September 1993. During the prior five years and since inception, the Fund has produced annualized total returns of 9.89% and 10.26% as compared with the Wilshire Real Estate Securities Index total returns of 10.23% and 8.86% and Lipper Real Estate Fund Average returns of 9.15% and 7.32% for the same periods.

IS THIS TIME DIFFERENT?

     We believe the dominant stock market emphasis on growth and momentum investing during 1998 through early 2000 has been severely discredited by the collapse of so called "new economy" stocks. Unlike the recently burst bubble in Telecom, Media and Technology (TMT) stocks, which favored future revenue growth potential and current momentum, the market now appears more focused on underlying business values and visible near term cash flow. While price to earnings (P/E) multiples are definitely not cheap at 28.2 times for the S&P 500, they are no longer above historic precedent, especially in light of current low Treasury Bond yields. Property stocks on the other hand are quite cheap, both in relation to the overall market and on an historic basis. REITs trade at an undemanding price to Funds From Operations (FFO) multiple of 8.8 times, with projected growth of 8.7% and a dividend yield of 7%, according to Merrill Lynch. Homebuilders trade near an historic low P/E ratio at 7.6 times despite a projected growth rate of over 20%, according to UBS Warburg. Historically, such low multiples suggest

---------------

(1) The Wilshire Real Estate Securities Index is a market capitalization-weighted performance index of listed property and real estate securities. An investor cannot invest directly in an index.

(2) The Lipper Real Estate Fund Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

(3) The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of a broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

recessionary prospects amidst an oversupply of competing property. However, recent company earnings reports for the first calendar quarter were quite strong. Most property companies have generally forecast either stable or modest near term growth.

     Both REITs and Homebuilders have performed well throughout this phase of the real estate cycle. As the economy slows, commercial property often does well due to the long-term nature of rental leases. By contrast, homebuilder stocks usually perform best early in the expansion phase of the cycle and homebuyer demand usually disappears as the economy fades. Surprisingly, this time both are doing well because the current economic slow down is unlike the major recessions of 1974, 1980 through 1981, and 1990. Today there is little excess supply manifest in high vacancy rates or standing inventory of unsold homes.

     The current economic slowdown is for once not a product of too much money chasing superior returns from property development. Instead the excess capital flooded the new technology IPO market and was absorbed by Venture Capital Funds that promised continued stellar returns. Today, potential problems at banks are not from loans to real estate; rather, the risky exposure is from telecom companies and struggling Dot.Coms with little recoverable value. Thus, the principal economic impact of this slowdown on real estate will be from isolated or regionally higher vacancy rates due to bankruptcies and cut backs at TMT companies and their service providers.

COMING OUR WAY

     The Alpine US Equity Fund's recent performance has benefited from a shift in the stock market's emphasis as well as an increase in attractive investment opportunities upon which the Fund has sought to capitalize. This has brought about an increase in Merger and Acquisition (M&A) activity among both REITs and Homebuilders, providing a catalyst for value realization. In other cases, certain property types that have been undervalued or mispriced by the market created investment opportunities for the Fund. Some companies and sectors which were simply out of favor with investors given uncertain near term growth prospects, have rebounded positively. Alpine has also focused on investments in companies, which are dominant players in economically favored niches and in strong markets with prime locations. The depressed stock prices of last year have enabled the Fund to profitably invest in several corporate turnaround or restructuring situations. We have also judiciously invested in new opportunities where real estate and technology intersect, now that such stocks have prices that are more realistic.

     Alpine believes that Homebuilders are the most misunderstood sector of real estate stocks. In prior reports to shareholders, we have elaborated on how builders' operating and financing methods have improved over the past decade in ways that dramatically reduce the cyclical downside impact on their businesses. However, the stock market's view is similar to a military commander who is still fighting old wars, even though tactics and technology have changed the nature of engagement. We believe this current down turn will show Wall Street how well builders can manage the inherent cyclicality of the business.

     Perhaps the most important change in the building industry is the ongoing consolidation and geographic expansion of most public builders as they take market share from smaller private homebuilders. Thus, homebuilders can grow revenues even in a soft market. For example, new home sales through March are almost seven percent higher than last year's first quarter. This growth, in combination with the industry's consolidation, has produced gross new orders for the sixteen largest public homebuilders up 15% versus the same period last year. Nonetheless, these stocks still trade at 7.6
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION*

South East                                                                        11%
Mountain States                                                                    6%
Pacific Southwest                                                                 26%
New England                                                                       11%
Central Plains                                                                     3%
South                                                                             11%
Midwest                                                                            9%
Mid Atlantic                                                                      19%
Pacific Northwest                                                                  3%
Canada                                                                             1%

                              SECTOR DISTRIBUTION*

Lodging                                                                           11%
Home Building                                                                     38%
Office                                                                            13%
Retail                                                                            19%
Diversified                                                                       13%
Other Operating                                                                    2%
Land                                                                               1%
Apartment                                                                          1%
HealthCare                                                                         2%

times this year's estimated earnings, although builders continue to grow Earning Per Share (EPS) at double-digit rates, a pace that continues to exceed analyst estimates.

     This low valuation has created a window for mergers (M&A) which have benefited the Fund. Last fall, HOVNANIAN ENTERPRISES agreed to take over WASHINGTON HOMES, for cash and stock worth $11.42. This was a large premium to your Fund's average cost of $6.70. Upon the merger, we bought more Hovnanian shares around $9.50, and it ended March at $14.37, as the Fund's second largest holding. As this report is being prepared, PULTE HOMES has agreed to acquire DEL WEBB CORP., the developer of Sun City active-adult lifestyle communities. Your Fund owns stock in both companies. The Del Webb shares were first purchased last summer for roughly $15.50 and then more were added below $20. Del Webb rebuffed a takeover bid of $30 last fall and the shares remained at that level through March 30 ($30.90), until the Pulte deal was announced at $40. In both of these situations, the acquired companies were induced to sell because the stock market undervalued their stock relative to private market values, which in turn, reduced the benefits of being public.

     Many stocks were out of favor with investors last year. This was particularly so in the lodging, retail and health care facilities companies. Among shopping mall stocks, CROWN AMERICAN REALTY has been regarded as the least desirable shopping mall REIT due to both its history and exposure in secondary towns in Pennsylvania. In 1993, this REIT's IPO was priced at $17.25 with an unsustainable dividend. In recent years, after reducing its dividend in 1995, it was shunned by most investors. The market was worried about rising debt but the REIT had been successful in enhancing several Malls. Last year Alpine was able to buy a position for between $4 7/8 and $5 1/2 per share with a secure dividend yield of 16%. By the end of March, we sold the shares for a 34% gain as it approached a more modest discount to its estimated net asset value of $7.50.

     SUNRISE ASSISTED LIVING is one of the nations largest builder/operators of high end assisted living facilities. During 1999, the shares fell from $50 to $10 as overbuilding in the sector caused vacancies to rise. This was another growth stock gone sour. The Fund was able to buy shares around $12, at an estimated 50% discount to underlying value. As the sector began to stabilize, the price of Sunrise's shares rose and the Fund was able to sell its position for a 58% gain. Both Sunrise and Crown American, though acquired as long term holdings, became medium term trades due to their price recovering faster than their fundamentals.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

     While opportunistically investing in undervalued stocks can be lucrative, the Fund also targets dominant niche investors and companies focused in strong markets with prime locations. Such stocks rarely trade at huge discounts, so the Fund seeks to buy shares at a reasonable price relative to growth rates. One such investment is the Fund's holding in ALEXANDRIA REAL ESTATE, a developer/owner of specialized laboratory and office space tailored to the needs of pharmaceutical, biotech and testing companies. We believe this niche will be immune to all but the worst recession and currently allows the REIT to produce a double-digit growth rate. The Alexandria shares were acquired last fall for $32 and ended March at $37.30. Another niche player is CHELSEA PROPERTY GROUP, which is the dominant developer/operator of high-end outlet shopping centers. In an economic downturn, the quality outlets should continue to attract value oriented shoppers and the better centers often have a waiting list of potential tenants, so occupancy rates should hold. Chelsea also has a projected double-digit growth rate and consistently produces among the highest returns on both invested capital and on equity in the REIT universe. Over the past year the share price has risen from the Fund's average cost of under $29 to $42 on March 30, and still trades at only 8 times Funds From Operations (FFO) and a 7.4% yield.

     MEDITRUST is a prime example of a corporate restructuring and turnaround. The Fund has benefited by the 69% appreciation of its investment as the market has recognized management's success in the initial repositioning of its business. Originally a healthcare REIT, prior management bought a racetrack and shopping mall, a golf course operator and a hotel chain while adding excessive debt. Today, the remaining health facilities are being sold to pay down debt and focus on the remaining La Quinta Inns business. The La Quinta chain is being repositioned and streamlined for more efficient operation. To the extent that management continues to achieve its goals, the shares should benefit from improved earnings visibility.

     We have been following the changing impact of technology on the real estate business for several years. There have been many innovative systems and concepts developed to enhance and control the development and operation of property as well as manage the flow of information among the broad universe of real estate users. Until recently, many of these technology and Telecom companies have been wildly overvalued. Furthermore, many possess poor business plans, are inadequately funded, poorly conceived, or not even in a potentially profitable business. To date, Alpine has found only a few opportunities to invest in profitable "new economy" real estate companies, such as Homestore.com, but we will continue to investigate new situations.

OUTLOOK

     In the prior section, we illustrated the different ways this Fund seeks to provide superior returns

TOP 10 HOLDINGS*

       1.  Standard Pacific Corp.                    6.38%       6.  Meditrust Cos.                            4.16%
       2.  Hovnanian Enterprises, Inc.               5.29%       7.  Vornado Realty Trust                      4.00%
       3.  Chelsea Property Group, Inc.              5.22%       8.  Homestore.com, Inc.                       3.97%
       4.  Alexander's Inc.                          4.86%       9.  Centex Corp.                              3.86%
       5.  TrizecHahn Corp.                          4.54%      10.  Starwood Hotels & Resorts Worldwide,      3.81%
                                                                     Inc.
                 Percentages based on net assets.

* Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

from real estate securities for its investors. While we are mindful of our benchmark index, it should be obvious that we eschew the trend to mimic, modify or simply rebalance the index constituents to create a portfolio. Instead, Alpine focuses on the nature of investment opportunities which evolve from developments in the property and stock markets. This has the greatest impact on how we construct the Fund's portfolio. Hence, the mix of value and reasonably priced growth will vary among both long term holdings and trading positions.

     Although the economy's current down trend is clear, conflicting cross currents make the next six to twelve months somewhat uncertain. Of fundamental importance for real estate investors is today's generally strong supply and demand balance relative to other soft economic periods. This suggests that the impact on rents and values from a short and shallow (i.e., no recession) slow growth period, should be relatively mild. We believe the negative impact on aggregate wealth and capital from the "Black Hole" that has formed under TMT stocks is not broad enough to pull down the entire economy. Home construction and auto sales have been traditional engines of growth and they continue to pull our economy through this period of vastly reduced corporate capital expenditures and business retrenchment.

     If we are correct, the recovery will start in the third quarter but may not produce a "V" or even a "U" shaped rebound. Traditionally, this could occur after a big fall, such as in 1990, but probably not after a moderate correction. Instead, we expect that a slow and steady recovery in global demand and then corporate spending will promote moderate growth without creating fears of overheating the economy.

     Given such a scenario, we believe that investors will still prefer stocks which possess near them visibility and stability of earnings. This should stimulate continued interest in real estate stocks since they possess these attributes and remain attractively priced. We believe property is poised to perform in an up swing, given the strong level of occupancy rates and low inventories for this point in the cycle.

     We appreciate your support and look forward to updating you in our next report.

Sincerely,

/s/ Samuel A. Lieber
Samuel A. Lieber

CEO/Portfolio Manager

---------------

* Portfolio holdings and composition are subject to change.

Past performance is not guarantee for future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Alpine U.S. Real Estate Equity Fund is distributed by BISYS Fund Services.

For more complete information on the U.S. Real Estate Fund, including fees, expenses and sales charges please call 1-888-785-5578 for a free prospectus. Please read the prospectus carefully before investing or sending any money.

The views expressed in this report reflect those of the investment advisor only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions.
--------------------------------------------------------------------------------

ALPINE U.S. REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2001
                                  (UNAUDITED)

                      SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ---------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- (33.2%)
Diversified -- (9.9%)
 14,200   Entertainment Properties Trust...  $   202,208
 72,700   First Union Real Estate Equity &
            Mortgage Investments...........      186,839
233,400   Meditrust Cos....................      952,272
 25,500   Vornado Realty Trust.............      913,665
                                             -----------
                                               2,254,984
                                             -----------
Mortgage REITS -- (3.3%)
 80,200   Impac Mortgage Holdings, Inc.....      336,038
 18,500   iStar Financial, Inc.............      426,795
                                             -----------
                                                 762,833
                                             -----------
Office-Industrial Buildings -- (5.5%)
  9,000   Alexandria Real Estate Equities,
            Inc............................      339,750
 48,000   Mission West Properties, Inc.....      609,600
 13,600   Reckson Associates Realty
            Corp...........................      303,280
                                             -----------
                                               1,252,630
                                             -----------
Retail -- (14.5%)
 18,200   Alexander's, Inc. (b)............    1,111,110
 48,400   Burnham Pacific Properties,
            Inc............................      231,836
 28,300   Chelsea Property Group, Inc......    1,194,260
114,900   Crown American Realty Trust......      775,575
                                             -----------
                                               3,312,781
                                             -----------
          Total Real Estate Investment
            Trusts.........................    7,583,228
                                             -----------
COMMON STOCKS -- (66.8%)
Ancillary Property Services -- (7.1%)
 44,100   FrontLine Capital Group, Inc.
            (b)............................      449,269
 15,100   Grubb & Ellis Co. (b)............       93,016
 38,200   Homestore.com, Inc. (b)..........      907,250
 47,000   Kennedy-Wilson, Inc. (b).........      182,125
                                             -----------
                                               1,631,660
                                             -----------

                      SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ---------------------------------  -----------
COMMON STOCKS, CONTINUED:
Homebuilders -- (37.0%)
 15,800   California Coastal Communities,
            Inc. (b).......................  $    62,213
 21,200   Centex Corp......................      882,980
 23,700   Crossmann Communities, Inc.
            (b)............................      617,681
 26,400   Del Webb Corp. (b)...............      815,760
 84,200   Hovnanian Enterprises, Inc. --
            Class A (b)....................    1,209,954
 25,000   KB HOME..........................      816,000
 20,400   Pulte Corp.......................      824,364
 20,500   Ryland Group, Inc.                     850,750
  5,500   Schuler Homes, Inc. --
            Class A (b)....................       69,094
 69,200   Standard Pacific Corp............    1,460,119
 22,500   Toll Brothers, Inc. (b)..........      866,250
                                             -----------
                                               8,475,165
                                             -----------
Lodging -- (8.1%)
 33,000   John Q. Hammons Hotels, Inc.
            (b)............................      173,250
460,500   MeriStar Hotels & Resorts, Inc.
            (b)............................      801,270
 25,600   Starwood Hotels & Resorts
            Worldwide, Inc.................      870,656
                                             -----------
                                               1,845,176
                                             -----------
Manufactured Housing -- (1.6%)
 45,000   Cavalier Homes, Inc..............      107,100
 50,000   Champion Enterprises, Inc. (b)...      257,500
                                             -----------
                                                 364,600
                                             -----------
Real Estate Operating Companies -- (13.0%)
 18,000   Cendant Corp. (b)................      262,620
225,400   Crescent Operating, Inc. (b).....      281,750
330,100   Excel Legacy Corp. (b)...........      785,638
 69,000   TrizecHahn Corp..................    1,038,450
 36,900   Wellsford Real Properties, Inc.
            (b)............................      603,315
                                             -----------
                                               2,971,773
                                             -----------
          Total Common Stocks..............   15,288,374
                                             -----------
MISCELLANEOUS SECURITIES -- (2.6%)
511,100   Total Miscellaneous Securities...      587,919
                                             -----------
          Total Investments
            (Cost $22,972,402) (a)... 102.6%  23,459,521
          Liabilities in excess of
            other assets ...........  (2.6)%    (589,379)
                                      -----  -----------
          TOTAL NET ASSETS........... 100.0% $22,870,142
                                      =====  ===========


---------------

(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation                       $ 4,521,821
         Unrealized depreciation                        (4,034,702)
                                                       -----------
         Net unrealized appreciation                   $   487,119
                                                       ===========

(b) Represents non-income producing securities.
                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2001
                                  (UNAUDITED)

ASSETS:
  Investments, at value (cost $22,972,402)..................  $23,459,521
  Dividends receivable......................................       44,446
  Receivable for investment securities sold.................      105,018
  Receivable for capital shares sold........................       23,000
  Receivable from investment advisor........................       19,998
  Prepaid expenses and other assets.........................       15,854
                                                              -----------
     Total assets...........................................   23,667,837
                                                              -----------
LIABILITIES:
  Payable to custodian for line of credit...................      682,137
  Payable for capital shares redeemed.......................       18,854
  Accrued expenses and other liabilities:
     Investment advisory fees...............................       19,359
     Administration fees....................................       20,426
     Distribution fees......................................        2,345
     Other..................................................       54,574
                                                              -----------
     Total liabilities......................................      797,695
                                                              -----------
NET ASSETS..................................................  $22,870,142
                                                              ===========
NET ASSETS REPRESENTED BY
  Capital stock, at par value...............................  $       162
  Additional paid-in-capital................................   27,946,474
  Undistributed net investment income.......................       23,617
  Accumulated net realized losses from foreign exchange
     transactions and investments...........................   (5,587,230)
  Net unrealized appreciation from investment
     transactions...........................................      487,119
                                                              -----------
     TOTAL NET ASSETS.......................................  $22,870,142
                                                              ===========
NET ASSET VALUE
  Class B Shares*
     Net assets of $2,338,624 / 173,338 shares
      outstanding...........................................  $     13.49
                                                              ===========
  Class Y Shares
     Net assets of $20,531,518 / 1,441,784 shares
      outstanding...........................................  $     14.24
                                                              ===========

---------------

* Redemption price per share varies based on length of time shares are held (Note 5).

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED MARCH 31, 2001
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $1,811)....  $263,954
                                                              --------
     Total income...........................................             $   263,954
                                                                         -----------
EXPENSES:
  Investment advisory fees..................................  $109,200
  Administration fees.......................................    45,267
  Distribution fees -- Class B..............................     8,544
  Shareholder servicing fee -- Class A......................     2,166
  Shareholder servicing fee -- Class B......................     2,848
  Custodian fees............................................     8,659
  Fund accounting fees......................................     1,080
  Interest expense..........................................    18,327
  Audit fees................................................    17,296
  Transfer agent fees.......................................    11,197
  Trustees' fees and expenses...............................     3,143
  Printing costs............................................    14,885
  Other.....................................................    19,536
                                                              --------
Total expenses before reimbursement.........................                 262,148
                                                                         -----------
  Expenses reimbursed by investment advisor.................                 (20,151)
                                                                         -----------
     Net expenses...........................................                 241,997
                                                                         -----------
Net investment income.......................................                  21,957
                                                                         -----------
REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain from foreign exchange transactions and
     investments......................................................     1,313,329
  Net change in unrealized depreciation from investment
     transactions.....................................................      (333,958)
                                                                         -----------
Net realized/unrealized gains/(losses) from investments...............       979,371
                                                                         -----------
Change in net assets resulting from operations........................   $ 1,001,328
                                                                         ===========

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED             YEAR ENDED
                                                               MARCH 31, 2001    SEPTEMBER 30, 2000
                                                              ----------------   ------------------
                                                                (UNAUDITED)
OPERATIONS:
  Net investment income/(loss)..............................    $    21,957         $  (130,085)
  Net realized gains/(losses) from foreign exchange
     transactions, short sales and investments..............      1,313,329          (2,512,267)
  Net change in unrealized appreciation/(depreciation) from
     investment transactions................................       (333,958)          6,434,422
                                                                -----------         -----------
  Change in net assets resulting from operations............      1,001,328           3,792,070
                                                                -----------         -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................      2,463,959           4,752,839
  Proceeds from shares issued in connection with exchange
     from Class A...........................................      4,789,939                  --
  Proceeds from shares issued in connection with exchange
     from Class C...........................................             --           1,446,851
  Cost of shares redeemed...................................     (2,778,941)        (10,359,089)
  Cost of shares redeemed in connection with exchange to
     Class A................................................             --          (1,446,851)
  Cost of shares redeemed in connection with exchange to
     Class Y................................................     (4,789,939)                 --
                                                                -----------         -----------
  Change in net assets from shares of beneficial interest
     transactions...........................................       (314,982)         (5,606,250)
                                                                -----------         -----------
       Total Change in net assets...........................        686,346          (1,814,180)
                                                                -----------         -----------
NET ASSETS:
  Beginning of period.......................................     22,183,796          23,997,976
                                                                -----------         -----------
  End of period.............................................    $22,870,142         $22,183,796
                                                                ===========         ===========

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001
                                  (UNAUDITED)

1.   ORGANIZATION:

     Alpine U.S. Real Estate Equity Fund, the ("Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust (the "Trust"), a Massachusetts business trust organized in 1988.

     The Fund offers Class Y shares. Class B shares are not currently offered except in connection with the reinvestment of dividend and other distributions. Class B shares were sold without a front-end sales charge, but paid distribution fees. Class B shares were sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares are subject to a contingent deferred sales charge if redeemed within six years of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class Y (formerly Class A) shares after seven years from date of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class C shares were terminated effective April 30, 2000. Class A shares were terminated effective March 31, 2001.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, will be valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. The custodian holds securities pledged as collateral for repurchase agreements on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                                 MARCH 31, 2001
                                  (UNAUDITED)

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. SHORT SALE TRANSACTIONS:

     The Fund is authorized to engage in short selling. Short sales are the transactions in which the fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to deliver to the buyer upon short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in the value between those dates. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is also at risk of incurring dividend expense if the security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, the Fund maintains the collateral in a segregated account with its custodian, consisting of cash and/or liquid securities sufficient to collateralize its obligation on short positions. As of March 31, 2001, there were no outstanding positions of securities sold short.

     E. FINANCING AGREEMENT:

     The Trust entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provides a $5,000,000 Committed Line to be used by the Fund and other series of the Trust. Borrowings of the Fund under this agreement will incur interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.08% per annum will be incurred on the unused portion of the Committed Line, which will be allocated based upon average net assets among the Fund and the two other series of the Trust. As of March 31, 2001, the Trust had outstanding borrowing totaling $4,212,112 and an unused Committed Line balance of $787,888. The Fund had the total borrowing of $682,137, and interest paid under the terms of the Committed Line totaling $18,327 for the six months ended March 31, 2001.

     F. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                                 MARCH 31, 2001
                                  (UNAUDITED)

     Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

     G. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

     As of September 30, 2000, the Fund's most recent fiscal year end, reclassifications were made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                                                                       ACCUMULATED
                                                                  ACCUMULATED     NET REALIZED (LOSSES)
                                                                 NET INVESTMENT      FROM INVESTMENT
                                                                     INCOME           TRANSACTIONS
                                                                 --------------   ---------------------
    U.S. Real Estate Equity Fund...............................     $131,745              ($355)

     H. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

     I. FOREIGN EXCHANGE TRANSACTIONS:

     The Fund may invest up to 15% of the value of its total assets in foreign securities. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

         i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                                 MARCH 31, 2001
                                  (UNAUDITED)

        ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                      SIX MONTHS ENDED             YEAR ENDED
                                                       MARCH 31, 2001          SEPTEMBER 30, 2000
                                                   -----------------------   -----------------------
                                                         (UNAUDITED)
                                                    SHARES       AMOUNT       SHARES       AMOUNT
                                                   ---------   -----------   ---------   -----------
      CLASS A
        Shares sold..............................        152   $     2,150      13,230   $   142,061
        Shares issued in connection with exchange
           from Class C..........................         --            --      44,214     1,446,851
        Shares redeemed in connection with
           exchange to Class Y...................   (121,459)   (4,789,939)         --            --
        Shares redeemed..........................    (25,053)     (319,283)   (112,462)   (1,193,633)
                                                   ---------   -----------   ---------   -----------
        Net change...............................   (146,360)   (5,107,072)    (55,018)      395,279
                                                   ---------   -----------   ---------   -----------
      CLASS B
        Shares sold..............................      1,381        19,225       1,644        17,296
        Shares redeemed..........................     (9,768)     (125,044)   (110,443)   (1,135,513)
                                                   ---------   -----------   ---------   -----------
        Net change...............................     (8,387)     (105,819)   (108,799)   (1,118,217)
                                                   ---------   -----------   ---------   -----------
      CLASS C
        Shares sold..............................         --            --       2,578        26,373
        Shares redeemed..........................         --            --     (79,033)     (812,439)
        Shares redeemed in connection with
           exchange to Class A...................         --            --     (45,549)   (1,446,851)
                                                   ---------   -----------   ---------   -----------
        Net change...............................         --            --    (122,004)   (2,232,917)
                                                   ---------   -----------   ---------   -----------
      CLASS Y
        Shares sold..............................    166,247     2,442,584     423,606     4,567,109
        Shares issued in connection with exchange
           from Class A..........................    119,497     4,789,939          --            --
        Shares issued in reinvestment of
           dividends.............................         --            --          --            --
        Shares redeemed..........................   (165,270)   (2,334,614)   (674,669)   (7,217,504)
                                                   ---------   -----------   ---------   -----------
        Net change...............................    120,474     4,897,909    (251,063)   (2,650,395)
                                                   ---------   -----------   ---------   -----------
        Total net change.........................    (34,273)  $  (314,982)   (536,884)  $(5,606,250)
                                                   =========   ===========   =========   ===========

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                                 MARCH 31, 2001
                                  (UNAUDITED)

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $16,919,924 and $15,910,161, respectively, for the six month period ended March 31, 2001.

5.   DISTRIBUTION PLANS:

     BISYS Fund Services LP ("BISYS LP"), a wholly-owned subsidiary of The BISYS Group Inc. serves as distributor of the Fund's shares. The Fund has adopted Distribution Plans for its Class A and Class B shares as allowed by Rule 12b-1 under the 1940 Act. Distribution Plans permit the Fund to bear costs relating to the distribution of its shares. Under the Plans the Fund makes payments to compensate BISYS LP for its services as distributor. Payments received by the distributor are used to compensate dealers who have sold Class A and Class B shares and who provide services to Class A and Class B shareholders. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Pursuant to the Distribution Plans, a service fee equal to 0.25% of the average daily net assets of the class has been paid to dealer by the distributor. Class B shares also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     During the six months period ended March 31, 2001, amounts earned by BISYS LP pursuant to the Fund's Class A and Class B shares Distribution Plans were $2,166 and $11,392, respectively.

     Each of the Distribution Plans may be terminated at any time by vote of the Trustees of the Trust who are not "interested persons" as defined by the 1940 Act of the Fund, or by vote of a majority of the outstanding voting shares of the respective class. The Class A Distribution Plan was terminated effective March 31, 2001 in connection with the termination of Class A shares.

     During the six months period ended March 31, 2001, commission earned by BISYS LP on sale of which shares was $50.

     Class B shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of shares made within six years of purchase. Further, Class B shares purchased after January 1, 1997, convert to Class Y shares on the 7th anniversary of original purchase. The applicable CDSC is equal to a percentage of the

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                                 MARCH 31, 2001
                                  (UNAUDITED)

     lesser of the net asset value per share (NAV) at the date of the original purchase or at the date of redemption, according to the following chart:

                 YEAR OF REDEMPTION                    CDSC
                 ------------------                    ----
First................................................   5%
Second...............................................   4
Third................................................   3
Fourth...............................................   3
Fifth................................................   2
Sixth................................................   1

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research LLC ("Alpine") provides investment advisory services to the Fund. Pursuant to the investment advisor's agreement with the Fund, Alpine is entitled to an annual fee based on the Fund's average daily net assets, in accordance with the following schedule:

First $750 million....................................  1.00%
Next $250 million.....................................  0.90%
Over $1 billion.......................................  0.80%

     For the six month period ended March 31, 2001, Alpine earned $109,200 for its services.

     BISYS LP is the Fund's distributor. BISYS Fund Services Ohio, Inc. ("BISYS") is the Fund's administrator, fund accountant, transfer agent and dividend disbursing agent. In return for services as administrator, fund accountant, transfer agent, and dividend disbursing agent, BISYS LP and BISYS will earn a combined annual fee amounting to 0.23% of the Fund's average daily net assets subject to a minimum fee of $250,000 annually from the Trust. The shortfall in fees between those calculated based on Fund's average daily net assets and the annual minimum amount is being reimbursed to the Fund voluntarily by Alpine.

     Officers of the Fund and affiliated Trustees receive no compensation from the Fund.

7.   CONCENTRATION OF CREDIT RISK:

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         SIX MONTHS
                                            ENDED                      YEAR ENDED SEPTEMBER 30,
                                          MARCH 31,     ------------------------------------------------------
                                            2001         2000     1999 (a)    1998 (a)    1997 (a)    1996 (a)
                                         -----------    ------    --------    --------    --------    --------
                                         (UNAUDITED)
CLASS B SHARES
NET ASSETS VALUE BEGINNING OF YEAR.....    $12.89       $10.65     $12.12      $19.14      $12.41      $11.37
                                           ------       ------     ------      ------      ------      ------
INCOME/(LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income/(loss).........     (0.04)       (0.20)     (0.12)      (0.05)       0.02(b)     0.13
  Net realized/unrealized gain/(loss)
    on foreign exchange transactions,
    short sales and investments........      0.64         2.44      (1.23)      (4.18)       8.49        1.27
                                           ------       ------     ------      ------      ------      ------
  Total from investment operations.....      0.60         2.24      (1.35)      (4.23)       8.51        1.40
                                           ------       ------     ------      ------      ------      ------
LESS DISTRIBUTIONS:
  Net investment income................        --           --         --       (0.11)      (0.20)(b)   (0.15)
  Net realized gains from
    investments........................        --           --         --       (2.68)      (1.58)      (0.21)
  In excess of net realized gains from
    investments........................        --           --      (0.11)         --          --          --
  Tax return of capital................        --           --      (0.01)         --          --          --
                                           ------       ------     ------      ------      ------      ------
  Total distributions..................        --           --      (0.12)      (2.79)      (1.78)      (0.36)
                                           ------       ------     ------      ------      ------      ------
NET ASSET VALUE END OF YEAR............    $13.49       $12.89     $10.65      $12.12      $19.14      $12.41
                                           ======       ======     ======      ======      ======      ======
TOTAL RETURN (EXCLUDES REDEMPTION
  CHARGES).............................      4.65%(f)    20.92%    (11.28)%    (25.43)%     76.87%      12.49%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....    $2,339       $2,343     $3,094      $6,352      $3,446      $  431
  Ratio of expenses to average net
    assets.............................      3.09%(e)     3.66%      3.61%       2.70%       2.52%       2.46%
  Ratio of net investment income/(loss)
    to average net assets..............     (0.67%)(e)   (1.51)%    (0.96)%     (0.42)%      0.12%       1.05%
  Ratio of expenses to average net
    assets (c).........................       N/A          N/A        N/A         N/A        2.51%        N/A
  Ratio of expenses to average net
    assets (d).........................      3.28%(e)     3.87%      3.61%       2.72%       3.24%       6.19%
  Ratio of interest expenses to average
    net assets.........................      0.17%(e)     0.30%       N/A         N/A         N/A        0.04%
  Portfolio Turnover (g)...............        71%         143%        77%        138%        205%        169%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

(c) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(e) Annualized.

(f) Not annualized.

(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       SIX MONTHS
                                          ENDED                      YEAR ENDED SEPTEMBER 30,
                                        MARCH 31,     -------------------------------------------------------
                                          2001         2000      1999 (a)    1998 (a)    1997 (a)    1996 (a)
                                       -----------    -------    --------    --------    --------    --------
                                       (UNAUDITED)
CLASS Y SHARES
NET ASSETS VALUE BEGINNING OF YEAR...    $ 13.54      $ 11.07    $ 12.47     $ 19.49     $ 12.56     $ 11.44
                                         -------      -------    -------     -------     -------     -------
INCOME/(LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income/(loss).......       0.02        (0.06)     (0.02)       0.13        0.16(b)     0.24
  Net realized/unrealized gain/(loss)
    on foreign exchange transactions,
    short sales and investments......       0.68         2.53      (1.26)      (4.32)       8.63        1.29
                                         -------      -------    -------     -------     -------     -------
  Total from investment operations...       0.70         2.47      (1.28)      (4.19)       8.79        1.53
                                         -------      -------    -------     -------     -------     -------
LESS DISTRIBUTIONS:
  Net investment income..............         --           --         --       (0.15)      (0.28)(b)   (0.20)
  Net realized gains from
    investments......................         --           --         --       (2.68)      (1.58)      (0.21)
  In excess of net realized gains
    from investments.................         --           --      (0.11)         --          --          --
  Tax return of capital..............         --           --      (0.01)         --          --          --
                                         -------      -------    -------     -------     -------     -------
  Total distributions................         --           --      (0.12)      (2.83)      (1.86)      (0.41)
                                         -------      -------    -------     -------     -------     -------
NET ASSET VALUE END OF YEAR..........    $ 14.24      $ 13.54    $ 11.07     $ 12.47     $ 19.49     $ 12.56
                                         =======      =======    =======     =======     =======     =======
TOTAL RETURN.........................       5.17%(f)    22.31%    (10.40)%    (24.69)%     78.79%      13.57%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)............................    $20,531      $17,891    $17,405     $25,832     $19,459     $10,601
  Ratio of expenses to average net
    assets...........................       2.09%(e)     2.57%      2.68%       1.70%       1.51%       1.46%
  Ratio of net investment
    income/(loss) to average net
    assets...........................       0.32%(e)    (0.47)%    (0.19)%      0.58%       1.10%       2.02%
  Ratio of expenses to average net
    assets(c)........................        N/A          N/A        N/A         N/A        1.50%        N/A
  Ratio of expenses to average net
    assets(d)........................       2.28%(e)     2.78%      2.68%       1.72%       2.26%       2.25%
  Ratio of interest expense to
    average net assets...............       0.17%(e)     0.30%       N/A         N/A         N/A        0.04%
  Portfolio Turnover (g).............         71%         143%        77%        138%        205%        169%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

(c) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(e) Annualized.

(f) Not annualized.

(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler

INVESTMENT ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168

CUSTODIAN
State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO 64105

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215

LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219

                                                  [LOGO]          ALPINE

                                                     U.S. REAL ESTATE
                                                       EQUITY FUND

                                                         [LOGO]
                                                                      ---------------------------------------
              Alpine U.S. Real Estate Equity Fund                     SEMI-ANNUAL REPORT
               122 East 42nd Street, 37th floor                       March 31, 2001
                      New York, NY 10168
                        (212) 687-5588                                This material must be preceded or
                                                                      accompanied by a current prospectus.

(5/01)